UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code:

Funds Investor Services 1-800-822-5544

or

Institutional Shareholder Services 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: September 30, 2009

ITEM 1.	SCHEDULE OF INVESTMENTS

LEGG MASON PARTNERS EQUITY TRUST

LEGG MASON CLEARBRIDGE

CAPITAL AND INCOME FUND (FORMERLY KNOWN AS

LEGG MASON PARTNERS CAPITAL AND INCOME FUND)

FORM N-Q

SEPTEMBER 30, 2009

Legg Mason ClearBridge Capital and Income Fund

Schedule of Investments (unaudited)	September 30, 2009

Shares	Security	Value
COMMON STOCKS - 68.1%
CONSUMER DISCRETIONARY - 4.5%
Media - 4.5%
3,350,000	Reed Elsevier PLC	$25,082,820
637,330	Thomson Corp.	21,395,168
1,068,220	Time Warner Inc.	30,743,372

	TOTAL CONSUMER DISCRETIONARY	77,221,360

CONSUMER STAPLES - 15.2%
Beverages - 1.6%
485,110	PepsiCo Inc.	28,456,553

Food & Staples Retailing - 2.0%
28,868	FHC Delaware Inc. (a)(b)*	0
689,010	Wal-Mart Stores Inc.	33,823,501

	Total Food & Staples Retailing	33,823,501

Food Products - 4.3%
1,948	Aurora Foods Inc. (a)(b)*	0
1,370,000	H.J. Heinz Co.	54,457,500
768,850	Kraft Foods Inc., Class A Shares	20,197,689

	Total Food Products	74,655,189

Household Products - 7.3%
189,530	Colgate-Palmolive Co.	14,457,348
893,730	Kimberly-Clark Corp.	52,712,195
1,011,440	Procter & Gamble Co.	58,582,605

	Total Household Products	125,752,148

	TOTAL CONSUMER STAPLES	262,687,391

ENERGY - 9.2%
Oil, Gas & Consumable Fuels - 9.2%
691,890	BP PLC, ADR	36,829,305
1,389,110	Southern Union Co.	28,879,597
1,956,620	Spectra Energy Corp.	37,058,383
949,490	Total SA, ADR	56,266,777

	TOTAL ENERGY	159,034,062

FINANCIALS - 6.7%
Capital Markets - 1.0%
924,340	Charles Schwab Corp.	17,701,111

Insurance - 4.2%
642,360	Chubb Corp.	32,381,368
828,330	Travelers Cos. Inc.	40,778,686

	Total Insurance	73,160,054

Real Estate Investment Trusts (REITs) - 0.2%
187,310	Annaly Capital Management Inc.	3,397,803

Thrifts & Mortgage Finance - 1.3%
1,380,000	People’s United Financial Inc.	21,472,800

	TOTAL FINANCIALS	115,731,768

HEALTH CARE - 6.5%
Health Care Equipment & Supplies - 1.0%
471,060	Medtronic Inc.	17,335,008

Health Care Technology - 0.9%
1,140,632	HLTH Corp. *	16,664,634

Pharmaceuticals - 4.6%
860,000	Johnson & Johnson	52,365,400

See Notes to Schedule of Investments.

Legg Mason ClearBridge Capital and Income Fund

Schedule of Investments (unaudited) (continued)	September 30, 2009

Shares	Security	Value
Pharmaceuticals - 4.6% (continued)
531,440	Novartis AG, ADR	$26,773,947

	Total Pharmaceuticals	79,139,347

	TOTAL HEALTH CARE	113,138,989

INDUSTRIALS - 10.0%
Aerospace & Defense - 4.3%
488,640	L-3 Communications Holdings Inc.	39,247,565
578,130	United Technologies Corp.	35,225,461

	Total Aerospace & Defense	74,473,026

Commercial Services & Supplies - 4.7%
1,700,001	Covanta Holding Corp. *	28,900,017
1,715,000	Waste Management Inc.	51,141,300

	Total Commercial Services & Supplies	80,041,317

Industrial Conglomerates - 1.0%
240,580	3M Co.	17,754,804

	TOTAL INDUSTRIALS	172,269,147

INFORMATION TECHNOLOGY - 6.3%
Communications Equipment - 0.5%
70,139	Nortel Networks Corp. *	6,102
187,630	QUALCOMM Inc.	8,439,597

	Total Communications Equipment	8,445,699

Computers & Peripherals - 0.0%
2,028	Axiohm Transaction Solutions Inc. (a)(b)*	0

IT Services - 2.5%
670,000	Automatic Data Processing Inc.	26,331,000
624,580	Paychex Inc.	18,144,049

	Total IT Services	44,475,049

Software - 3.3%
1,391,890	Microsoft Corp.	36,036,032
988,620	Oracle Corp.	20,602,841

	Total Software	56,638,873

	TOTAL INFORMATION TECHNOLOGY	109,559,621

MATERIALS - 1.3%
Chemicals - 1.3%
46,617	Georgia Gulf Corp. *	1,398,510
264,300	Monsanto Co.	20,456,820

	TOTAL MATERIALS	21,855,330

TELECOMMUNICATION SERVICES - 4.4%
Diversified Telecommunication Services - 4.4%
670,000	AT&T Inc.	18,096,700
1,680,000	Verizon Communications Inc.	50,853,600
736,900	Windstream Corp.	7,464,797

	TOTAL TELECOMMUNICATION SERVICES	76,415,097

UTILITIES - 4.0%
Electric Utilities - 3.0%
1,138,800	Duke Energy Corp.	17,924,712
348,090	Exelon Corp.	17,272,226
438,860	Progress Energy Inc.	17,141,871

	Total Electric Utilities	52,338,809

Multi-Utilities - 1.0%
1,410,120	CenterPoint Energy Inc.	17,527,792

See Notes to Schedule of Investments.

Legg Mason ClearBridge Capital and Income Fund

Schedule of Investments (unaudited) (continued)	September 30, 2009

Shares	Security	Value
	TOTAL UTILITIES	$69,866,601
	TOTAL COMMON STOCKS (Cost - $1,189,750,518)	1,177,779,366
CONVERTIBLE PREFERRED STOCKS - 1.7%
ENERGY - 1.7%
Oil, Gas & Consumable Fuels - 1.7%
32,000	El Paso Corp., 4.990% (Cost - $24,797,638)	29,568,000
PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
74,600	Federal Home Loan Mortgage Corp. (FHLMC), 8.375% (c)*	135,026
2,800	Federal National Mortgage Association (FNMA), 7.000% (c)*	7,700
54,025	Federal National Mortgage Association (FNMA), 8.250% (c)*	86,980
	TOTAL PREFERRED STOCKS (Cost - $3,364,585)	229,706
Face Amount
ASSET-BACKED SECURITIES - 0.6%
FINANCIALS - 0.6%
Automobiles - 0.1%
$1,050,000	ARG Funding Corp., 4.290% due 4/20/11 (d)	1,056,426
Diversified Financial Services - 0.0%
2,750,745	Airplanes Pass-Through Trust, Subordinated Notes, 10.875% due 3/15/19 (a)(b)(e)	0
Home Equity - 0.4%
174,533	ACE Securities Corp., 0.416% due 1/25/36 (f)	16,343
	Bear Stearns Asset-Backed Securities Trust:
78,075	0.596% due 9/25/34 (f)	73,689
320,691	0.526% due 2/25/36 (f)	252,955
349,152	Centex Home Equity Loan Trust, 3.735% due 2/25/32	265,089
90,674	Cityscape Home Equity Loan Trust, 1.366% due 7/25/28 (f)	53,491
135,920	Countrywide Asset-Backed Certificates, 1.496% due 6/25/34 (f)	9,261
	Countrywide Home Equity Loan Trust:
381,578	0.533% due 12/15/33 (f)	121,110
513,744	0.563% due 3/15/34 (f)	137,844
548,039	0.463% due 11/15/35 (f)	179,969
576,858	0.473% due 2/15/36 (f)	215,379
1,927,461	Credit-Based Asset Servicing & Securitization LLC, 5.704% due 12/25/36	1,126,067
332,611	CS First Boston Mortgage Securities Corp., 1.796% due 2/25/31 (f)	81,149
73,417	Finance America Net Interest Margin Trust, 5.250% due 6/27/34 (b)(d)(e)	37
169,166	First Horizon ABS Trust, 0.406% due 10/25/34 (f)	53,035
147,556	Fremont Home Loan Trust, 1.896% due 2/25/34 (f)	46,460
117,373	Green Tree Financial Corp., 7.070% due 1/15/29	113,526
	GSAA Home Equity Trust:
2,460,000	0.546% due 3/25/37 (f)	1,057,539
4,800,000	0.546% due 5/25/47 (f)	2,161,234
57,990	GSAMP Trust, 0.346% due 1/25/36 (f)	5,152
90,192	Indymac Home Equity Loan Asset-Backed Trust, 0.416% due 4/25/36 (f)	27,364
	Option One Mortgage Loan Trust:
110,534	1.086% due 2/25/33 (f)	76,660
242,697	2.721% due 7/25/33 (f)	68,816
562,580	1.296% due 5/25/34 (f)	339,409
	RAAC Series:
109,276	0.516% due 5/25/36 (d)(f)	46,429
1,644,596	0.626% due 10/25/46 (d)(f)	813,767

See Notes to Schedule of Investments.

Legg Mason ClearBridge Capital and Income Fund

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face Amount	Security	Value
Home Equity - 0.4% (continued)
$304,141	Renaissance Home Equity Loan Trust, 2.146% due 3/25/34 (f)	$97,269
133,138	SACO I Trust, 0.416% due 3/25/36 (f)	18,518
	Sail Net Interest Margin Notes:
141,210	7.750% due 4/27/33 (b)(d)(e)	15
35,690	5.500% due 3/27/34 (b)(d)(e)	4
218,785	Saxon Asset Securities Trust, 8.640% due 12/25/32	171,746
1,083,723	Structured Asset Securities Corp., 0.516% due 11/25/37 (f)	977,499
268,188	WMC Mortgage Loan Pass-Through Certificates, 2.493% due 10/15/29 (f)	106,971

	Total Home Equity	8,713,796

Student Loan - 0.1%
990,000	Nelnet Student Loan Trust, 1.984% due 4/25/24 (f)	1,016,211

	TOTAL ASSET-BACKED SECURITIES (Cost - $19,496,433)	10,786,433

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.8%
380,000	American Home Mortgage Investment Trust, 1.046% due 11/25/45 (f)	2,146
1,800,000	Banc of America Commercial Mortgage Inc., 5.372% due 9/10/45 (f)	1,667,174
	Banc of America Funding Corp.:
580,614	2.810% due 6/20/35 (f)	267,438
819,809	3.433% due 6/20/35 (f)	372,533
125,481	Banc of America Mortgage Securities, 4.797% due 9/25/35 (f)	100,541
657,070	Bayview Commercial Asset Trust, 0.516% due 4/25/36 (d)(f)	404,098
1,651,094	Bear Stearns ARM Trust, 5.764% due 2/25/36 (a)(f)	1,052,175
921,864	Citigroup Mortgage Loan Trust Inc., 4.900% due 12/25/35 (f)	700,893
	Countrywide Alternative Loan Trust:
1,435,017	0.536% due 5/25/34 (f)	920,323
175,088	0.616% due 11/20/35 (f)	94,672
1,016,057	0.516% due 1/25/36 (f)	536,092
139,250	0.446% due 5/25/36 (f)	68,021
167,304	0.456% due 7/25/46 (f)	72,132
	Countrywide Home Loan, Mortgage Pass-Through Trust:
93,353	0.576% due 2/25/35 (f)	46,783
128,137	0.546% due 5/25/35 (f)	67,879
604,841	Countrywide Home Loans, 0.666% due 7/25/36 (d)(f)	455,259
1,800,000	Credit Suisse Mortgage Capital Certificates, 5.609% due 2/15/39 (f)	1,703,486
91,124	Deutsche ALT-A Securities Inc. Mortgage Loan Trust, 4.941% due 8/25/35 (f)	79,050
	Downey Savings & Loan Association Mortgage Loan Trust:
385,599	0.666% due 9/19/44 (f)	158,179
111,540	0.456% due 3/19/45 (f)	55,652
135,172	1.971% due 3/19/46 (f)	54,461
284,500	Federal Home Loan Mortgage Corp. (FHLMC), PAC, 6.000% due 4/15/34 (c)(f)	286,344
	GSMPS Mortgage Loan Trust:
3,365,848	5.213% due 6/25/34 (d)(f)	1,691,681
404,879	0.596% due 1/25/35 (d)(f)	247,194
2,418,662	0.596% due 3/25/35 (d)(f)	1,698,262
109,933	GSR Mortgage Loan Trust, 4.332% due 10/25/35 (f)	84,917
	Harborview Mortgage Loan Trust:
114,714	0.646% due 11/19/34 (f)	67,999
132,743	0.596% due 1/19/35 (f)	73,260
64,983	Indymac Index Mortgage Loan Trust, 4.492% due 3/25/35 (f)	35,143
250,000	JPMorgan Chase Commercial Mortgage Securities Corp., 5.814% due 6/12/43 (f)	236,337
	JPMorgan Mortgage Trust:
1,384,942	4.599% due 6/25/34 (f)	1,321,201
2,670,000	5.885% due 6/25/37 (f)	1,768,706

See Notes to Schedule of Investments.

Legg Mason ClearBridge Capital and Income Fund

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face Amount	Security	Value
COLLATERALIZED MORTGAGE OBLIGATIONS - 1.8% (continued)
$4,271,888	Lehman XS Trust, 0.466% due 4/25/46 (f)	$2,024,445
76,019	Luminent Mortgage Trust, 0.486% due 4/25/36 (f)	36,847
630,000	Merrill Lynch Mortgage Trust, 5.840% due 5/12/39 (f)	592,817
	MLCC Mortgage Investors Inc.:
269,517	1.166% due 4/25/29 (f)	105,303
325,226	1.126% due 5/25/29 (f)	122,456
	Structured ARM Loan Trust:
199,943	3.516% due 3/25/34 (f)	178,691
52,924	3.885% due 6/25/34 (f)	45,036
1,212,500	5.291% due 5/25/35 (f)	723,110
2,221,800	5.876% due 5/25/36 (f)	1,666,668
101,734	Structured Asset Mortgage Investments Inc., 0.456% due 5/25/46 (f)	52,593
	Structured Asset Securities Corp.:
965,070	5.500% due 3/25/19	954,067
253,253	1.346% due 2/25/28 (f)	185,224
186,081	1.246% due 3/25/28 (f)	161,559
	Thornburg Mortgage Securities Trust:
2,061,560	6.194% due 9/25/37 (f)	1,681,704
2,103,347	6.206% due 9/25/37 (f)	1,696,881
135,172	Voyager Dwnys Delaware Trust, 2.130% due 3/20/47 (a)(b)(d)(f)	36,386
630,629	Washington Mutual Inc., 0.606% due 10/25/45 (f)	268,387
	Washington Mutual Inc. Pass-Through Certificates:
587,907	0.566% due 1/25/45 (f)	360,333
685,891	0.586% due 1/25/45 (f)	394,165
	Washington Mutual Inc., Mortgage Pass-Through Certificates:
87,922	5.924% due 9/25/36 (f)	65,746
119,624	0.526% due 11/25/45 (f)	69,950
193,689	0.516% due 12/25/45 (f)	117,323
105,995	0.536% due 12/25/45 (f)	60,941
3,716,638	1.651% due 6/25/47 (f)	1,741,262
2,067,387	Wells Fargo Alternative Loan Trust, 0.676% due 6/25/37 (f)	1,021,599
86,116	Wells Fargo Mortgage Backed Securities Trust, 5.240% due 4/25/36 (f)	66,638

	TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $41,766,860)	30,820,162

CORPORATE BONDS & NOTES - 7.0%
CONSUMER DISCRETIONARY - 0.9%
Hotels, Restaurants & Leisure - 0.2%
140,000	Mandalay Resort Group, Senior Subordinated Debentures, 7.625% due 7/15/13	114,800
1,700,000	McDonald’s Corp., Medium Term Notes, 5.350% due 3/1/18	1,857,953
300,000	Mohegan Tribal Gaming Authority, Senior Subordinated Notes, 6.875% due 2/15/15	204,750
590,000	Sbarro Inc., Senior Notes, 10.375% due 2/1/15	469,050
	Station Casinos Inc., Senior Notes:
300,000	6.000% due 4/1/12 (b)(e)	90,000
1,205,000	7.750% due 8/15/16 (b)(e)	367,525

	Total Hotels, Restaurants & Leisure	3,104,078

Leisure Equipment & Products - 0.0%
180,000	WMG Acquisition Corp., Senior Secured Notes, 9.500% due 6/15/16 (d)	190,800

Media - 0.7%
5,754,000	CCH I LLC/CCH I Capital Corp., Senior Secured Notes, 11.000% due 10/1/15 (b)(e)	1,093,260
2,249,000	CCH II LLC/CCH II Capital Corp., Senior Notes, 10.250% due 10/1/13 (b)(e)	2,530,125

See Notes to Schedule of Investments.

Legg Mason ClearBridge Capital and Income Fund

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face Amount	Security	Value
Media - 0.7% (continued)
$380,000	Charter Communications Holdings LLC/Charter Communications Holdings Capital Corp., Senior Discount Notes, 11.750% due 5/15/11 (b)(e)	$2,850
780,000	Charter Communications Inc., Senior Secured Notes, 12.875% due 9/15/14 (b)(d)	848,250
225,000	Comcast Cable Communications Holdings Inc., Notes, 8.375% due 3/15/13	261,525
	Comcast Corp.:
730,000	Notes, 6.500% due 1/15/15	814,349
1,950,000	Senior Notes, 6.500% due 1/15/17	2,143,387
4,110,000	Idearc Inc., Senior Notes, 8.000% due 11/15/16 (e)	205,500
70,000	News America Inc., Senior Notes, 6.650% due 11/15/37	73,155
2,175,000	R.H. Donnelley Corp., Senior Notes, 8.875% due 1/15/16 (e)	135,938
870,000	Time Warner Cable Inc., Senior Notes, 6.200% due 7/1/13	948,570
310,000	Time Warner Entertainment Co., LP, Senior Notes, 8.375% due 7/15/33	373,642
1,920,000	Time Warner Inc., Senior Subordinated Notes, 6.875% due 5/1/12	2,114,822

	Total Media	11,545,373

	TOTAL CONSUMER DISCRETIONARY	14,840,251

CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.2%
227,684	CVS Caremark Corp., Pass-Through Certificates, 5.298% due 1/11/27 (a)(d)	210,738
	CVS Pass-Through Trust, Secured Notes:
664,216	5.880% due 1/10/28	627,913
738,350	6.036% due 12/10/28	713,728
1,294,779	6.943% due 1/10/30	1,311,508
	Kroger Co., Senior Notes:
400,000	6.750% due 4/15/12	440,187
500,000	5.500% due 2/1/13	533,380
475,000	Wal-Mart Stores Inc., 4.550% due 5/1/13	513,098

	TOTAL CONSUMER STAPLES	4,350,552

ENERGY - 1.3%
Energy Equipment & Services - 0.0%
20,000	GulfMark Offshore Inc., Senior Subordinated Notes, 7.750% due 7/15/14	19,700

Oil, Gas & Consumable Fuels - 1.3%
500,000	Anadarko Finance Co., Senior Notes, 7.500% due 5/1/31	554,734
740,000	Anadarko Petroleum Corp., Senior Notes, 5.950% due 9/15/16	785,190
1,830,000	BP Capital Markets PLC, Guaranteed Notes, 5.250% due 11/7/13	2,006,491
1,130,000	ConocoPhillips Holding Co., Senior Notes, 6.950% due 4/15/29	1,329,884
400,000	El Paso Corp., Medium-Term Notes, 7.375% due 12/15/12	410,052
1,760,000	Energy Transfer Partners LP, Senior Notes, 6.700% due 7/1/18	1,886,502
80,000	Hess Corp., Notes, 7.300% due 8/15/31	90,189
	Kerr-McGee Corp., Notes:
2,600,000	6.875% due 9/15/11	2,792,720
1,730,000	6.950% due 7/1/24	1,856,560
	Kinder Morgan Energy Partners LP:
60,000	Notes, 6.750% due 3/15/11	63,651
	Senior Notes:
160,000	7.125% due 3/15/12	174,846
50,000	5.000% due 12/15/13	52,313
1,350,000	6.000% due 2/1/17	1,412,960
40,000	5.950% due 2/15/18	41,914
85,000	Mariner Energy Inc., Senior Notes, 7.500% due 4/15/13	82,450
2,185,000	SemGroup LP, Senior Notes, 8.750% due 11/15/15 (b)(d)(e)	152,950
	Williams Cos. Inc.:
98,000	Debentures, 7.500% due 1/15/31	100,363
1,770,000	Notes, 8.750% due 3/15/32	2,035,128

See Notes to Schedule of Investments.

Legg Mason ClearBridge Capital and Income Fund

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face Amount	Security	Value
Oil, Gas & Consumable Fuels - 1.3% (continued)
	Senior Notes:
$2,500,000	7.625% due 7/15/19	$2,703,825
780,000	7.750% due 6/15/31	820,080
	XTO Energy Inc., Senior Notes:
1,820,000	7.500% due 4/15/12	2,019,035
800,000	5.500% due 6/15/18	827,007

	Total Oil, Gas & Consumable Fuels	22,198,844

	TOTAL ENERGY	22,218,544

FINANCIALS - 2.9%
Capital Markets - 0.3%
	Bear Stearns Co. Inc.:
1,000,000	Senior Notes, 6.400% due 10/2/17	1,089,583
20,000	Subordinated Notes, 5.550% due 1/22/17	20,255
680,000	Bear Stearns Cos. Inc., Senior Notes, 7.250% due 2/1/18	777,827
40,000	Credit Suisse USA Inc., Senior Notes, 5.500% due 8/16/11	42,563
80,000	Goldman Sachs Capital II, Junior Subordinated Bonds, 5.793% due 6/1/12 (f)(g)	58,000
	Goldman Sachs Group Inc.:
80,000	Notes, 4.500% due 6/15/10	82,072
1,700,000	Senior Notes, 6.150% due 4/1/18	1,791,210
	Merrill Lynch & Co. Inc.:
1,750,000	Notes, 6.875% due 4/25/18	1,843,448
270,000	Senior Notes, 5.450% due 2/5/13	280,181
	Morgan Stanley:
30,000	Medium-Term Notes, 0.960% due 10/18/16 (f)	26,833
100,000	Subordinated Notes, 4.750% due 4/1/14	99,361

	Total Capital Markets	6,111,333

Commercial Banks - 0.7%
50,000	BAC Capital Trust XIV, Junior Subordinated Notes, 5.630% due 3/15/12 (f)(g)	33,125
400,000	Depfa ACS Bank, 5.125% due 3/16/37 (b)(d)	302,244
4,500,000	Resona Preferred Global Securities Cayman Ltd., Junior Subordinated, Bonds, 7.191% due 7/30/15 (d)(f)(g)	3,739,104
60,000	Santander Issuances SA Unipersonal, Subordinated Notes, 5.805% due 6/20/16 (d)(f)	53,421
3,375,000	Shinsei Finance Cayman Ltd., Junior Subordinated Bonds, 6.418% due 7/20/16 (d)(f)(g)	1,773,829
90,000	SunTrust Capital, Trust Preferred Securities, 6.100% due 12/15/36 (f)	62,803
	Wachovia Corp.:
4,240,000	Medium Term Notes, 5.500% due 5/1/13	4,540,361
160,000	Subordinated Notes, 5.250% due 8/1/14	162,662
100,000	Wells Fargo Capital X, Capital Securities, 5.950% due 12/15/36	87,250
2,270,000	Wells Fargo Capital XV, Junior Subordinated Notes, 9.750% due 9/26/13 (g)	2,372,150

	Total Commercial Banks	13,126,949

Consumer Finance - 0.6%
3,730,000	American Express Co., Subordinated Debentures, 6.800% due 9/1/66 (f)	3,226,450
800,000	Caterpillar Financial Services Corp., Medium-Term Notes, 5.450% due 4/15/18	832,413
1,170,000	HSBC Finance Corp., Senior Notes, 8.000% due 7/15/10	1,223,518
1,400,000	John Deere Capital Corp., Medium-Term Notes, 5.350% due 4/3/18	1,490,824
	SLM Corp.:
500,000	Medium-Term Notes, 0.693% due 1/31/14 (f)	298,680
	Senior Notes:

See Notes to Schedule of Investments.

Legg Mason Clear-Bridge Capital and Income Fund

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face Amount	Security	Value
Consumer Finance - 0.6% (continued)
$640,000	0.664% due 7/26/10 (f)	$608,108
3,530,000	8.450% due 6/15/18	2,819,164

	Total Consumer Finance	10,499,157

Diversified Financial Services - 0.9%
	Bank of America Corp.:
330,000	5.125% due 11/15/14	337,586
850,000	Senior Notes, 7.625% due 6/1/19	959,444
400,000	Subordinated Notes, 5.420% due 3/15/17	382,758
200,000	Capital One Bank, Notes, 5.750% due 9/15/10	205,099
	Citigroup Inc., Notes:
3,320,000	6.500% due 8/19/13	3,488,141
1,510,000	6.875% due 3/5/38	1,519,299
	General Electric Capital Corp.:
4,500,000	Senior Notes, 5.625% due 5/1/18	4,485,942
1,470,000	Subordinated Debentures, 6.375% due 11/15/67 (f)	1,218,246
180,000	International Lease Finance Corp., Medium-Term Notes, 4.375% due 11/1/09	179,210
	JPMorgan Chase & Co.:
1,490,000	Junior Subordinated Notes, 7.900% due 4/30/18 (g)	1,435,015
	Subordinated Notes:
250,000	5.750% due 1/2/13	267,024
30,000	6.125% due 6/27/17	31,667
120,000	Leucadia National Corp., Senior Notes, 7.125% due 3/15/17	115,800
200,000	MUFG Capital Finance 1 Ltd., Preferred Securities, 6.346% due 7/25/16 (f)(g)	185,004
100,000	SMFG Preferred Capital, Bonds, 6.078% due 1/25/17 (d)(f)(g)	87,847

	Total Diversified Financial Services	14,898,082

Insurance - 0.3%
	American International Group Inc.:
220,000	Medium-Term Notes, Senior Notes, 5.850% due 1/16/18	159,521
2,760,000	Senior Notes, 8.250% due 8/15/18	2,349,003
130,000	MetLife Inc., Junior Subordinated Debentures, 6.400% due 12/15/36	111,800
1,700,000	Pacific Life Global Funding, Notes, 5.150% due 4/15/13 (d)	1,779,208
490,000	Travelers Cos. Inc., Junior Subordinated Debentures, 6.250% due 3/15/37 (f)	431,437

	Total Insurance	4,830,969

Real Estate Management & Development - 0.0%
470,600	Ashton Woods USA LLC, Ashton Woods Finance Co., Senior Subordinated Notes, step bond to yield 23.322% due 6/30/15 (a)(b)(d)	176,475

Thrifts & Mortgage Finance - 0.1%
1,250,000	Ocwen Capital Trust I, Junior Subordinated Capital Securities, 10.875% due 8/1/27	1,075,000

	TOTAL FINANCIALS	50,717,965

HEALTH CARE - 0.2%
Health Care Providers & Services - 0.2%
2,650,000	Aetna Inc., Senior Notes, 6.500% due 9/15/18	2,873,522
123,000	US Oncology Holdings Inc., Senior Notes, 7.178% due 3/15/12 (f)(h)	107,625
80,000	WellPoint Inc., Notes, 5.875% due 6/15/17	84,569

	Total Health Care Providers & Services	3,065,716

Pharmaceuticals - 0.0%
2,243,000	Leiner Health Products Inc., Senior Subordinated Notes, 11.000% due 6/1/12 (b)(e)	11,215

	TOTAL HEALTH CARE	3,076,931

See Notes to Schedule of Investments.

Legg Mason ClearBridge Capital and Income Fund

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face Amount	Security	Value
INDUSTRIALS - 0.3%
Aerospace & Defense - 0.0%
$5,465	Kac Acquisition Co., Subordinated Notes, 8.000% due 4/26/26 (a)(b)(e)	$0

Airlines - 0.0%
38,170	Continental Airlines Inc., Pass-Through Certificates, 8.312% due 4/2/11	33,971
	United Airlines Inc., Pass-Through Certificates:
162,820	8.030% due 7/1/11	178,288
69,829	6.932% due 9/1/11	68,432

	Total Airlines	280,691

Building Products - 0.0%
3,116,000	NTK Holdings Inc., Senior Discount Notes, 10.750% due 3/1/14 (b)(e)	101,270

Commercial Services & Supplies - 0.1%
570,000	Waste Management Inc., Senior Notes, 6.375% due 11/15/12	624,258

Industrial Conglomerates - 0.2%
450,000	General Electric Co., Notes, 5.000% due 2/1/13	475,069
	Tyco International Group SA:
1,170,000	Notes, 6.000% due 11/15/13	1,255,776
300,000	Senior Notes, 6.375% due 10/15/11	323,555
1,710,000	Tyco International Ltd./Tyco International Finance SA, Senior Bonds, 6.875% due 1/15/21	1,923,252

	Total Industrial Conglomerates	3,977,652

Road & Rail - 0.0%
30,000	Kansas City Southern de Mexico, Senior Notes, 7.625% due 12/1/13	29,250
340,603	Union Pacific Corp., Pass-Through Certificates, 5.404% due 7/2/25	398,954

	Total Road & Rail	428,204

	TOTAL INDUSTRIALS	5,412,075

INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
490,000	Sensata Technologies B.V., Senior Notes, 8.000% due 5/1/14	459,375

MATERIALS - 0.4%
Chemicals - 0.1%
150,000	Arco Chemical Co., Debentures, 9.800% due 2/1/20 (b)(e)	102,000
1,020,000	PPG Industries Inc., Senior Notes, 6.650% due 3/15/18	1,113,882

	Total Chemicals	1,215,882

Metals & Mining - 0.2%
2,650,000	Barrick Gold Financeco LLC, Senior Notes, 6.125% due 9/15/13	2,915,164

Paper & Forest Products - 0.1%
	Appleton Papers Inc.:
380,000	Senior Secured Notes, 11.250% due 12/15/15 (d)	375,504
2,845,000	Senior Subordinated Notes, 9.750% due 6/15/14 (b)	1,298,031
500,000	Weyerhaeuser Co., Senior Notes, 6.750% due 3/15/12	521,182

	Total Paper & Forest Products	2,194,717

	TOTAL MATERIALS	6,325,763

TELECOMMUNICATION SERVICES - 0.6%
Diversified Telecommunication Services - 0.2%
1,225,000	Deutsche Telekom International Finance BV, Senior Notes, 5.750% due 3/23/16	1,300,616
10,000	Embarq Corp., Notes, 7.995% due 6/1/36	10,478
455,000	GT Group Telecom Inc., Senior Discount Notes, 13.250% due 2/1/10 (a)(b)(e)	0

See Notes to Schedule of Investments.

Legg Mason ClearBridge Capital and Income Fund

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face Amount	Security	Value
Diversified Telecommunication Services - 0.2% (continued)
$2,225,000	Hawaiian Telcom Communications Inc., Senior Subordinated Notes, 12.500% due 5/1/15 (b)(e)	$2,781
470,000	Koninklijke KPN NV, Senior Notes, 8.000% due 10/1/10	499,225
25,000	SBA Telecommunications Inc., Senior Notes, 8.250% due 8/15/19 (d)	25,875
380,000	Telecom Italia Capital S.p.A., Senior Notes, 5.250% due 10/1/15	393,906
1,585,000	Verizon Florida Inc., Senior Notes, 6.125% due 1/15/13	1,697,709
	Total Diversified Telecommunication Services	3,930,590
Wireless Telecommunication Services - 0.4%
480,000	ALLTEL Communications Inc., Senior Notes, 10.375% due 12/1/17 (d)(h)	583,521
4,400,000	New Cingular Wireless Services Inc., Notes, 8.125% due 5/1/12	5,023,405
130,000	Verizon Wireless Capital LLC, Senior Notes, 8.500% due 11/15/18 (d)	162,593
	Total Wireless Telecommunication Services	5,769,519
	TOTAL TELECOMMUNICATION SERVICES	9,700,109
UTILITIES - 0.2%
Electric Utilities - 0.1%
90,000	Duke Energy Corp., Senior Notes, 5.625% due 11/30/12	99,453
30,000	Exelon Corp., Bonds, 5.625% due 6/15/35	29,013
	FirstEnergy Corp., Notes:
16,000	6.450% due 11/15/11	17,314
840,000	7.375% due 11/15/31	944,279
	Pacific Gas & Electric Co.:
50,000	First Mortgage Bonds, 6.050% due 3/1/34	55,805
500,000	Senior Notes, 4.200% due 3/1/11	517,742
	Total Electric Utilities	1,663,606
Multi-Utilities - 0.1%
	Dominion Resources Inc., Senior Notes:
600,000	5.700% due 9/17/12	655,878
910,000	8.875% due 1/15/19	1,153,250
	Total Multi-Utilities	1,809,128
	TOTAL UTILITIES	3,472,734
	TOTAL CORPORATE BONDS & NOTES (Cost - $140,742,761)	120,574,299
CONVERTIBLE BONDS & NOTES - 1.6%
INFORMATION TECHNOLOGY - 1.6%
Internet Software & Services - 1.6%
32,000,000	VeriSign Inc., 3.250% due 8/15/37 (Cost - $24,625,845)	27,920,000
MORTGAGE-BACKED SECURITIES - 2.5%
FHLMC - 0.9%
	Federal Home Loan Mortgage Corp. (FHLMC):
26,178	8.000% due 7/1/20 (c)	28,343
7,231,228	5.110% due 6/1/35 (c)(f)	7,495,793
225,651	6.693% due 8/1/36 (c)(f)	241,323
657,844	6.434% due 9/1/36 (c)(f)	701,048
434,182	5.896% due 5/1/37 (c)(f)	461,331
	Gold:
544,659	7.000% due 6/1/17 (c)	573,404
97,386	8.500% due 9/1/25 (c)	111,724
766,610	6.500% due 3/1/26-8/1/29 (c)	826,423
5,564,014	6.000% due 9/1/32-2/1/36 (c)	5,897,200
	TOTAL FHLMC	16,336,589

See Notes to Schedule of Investments.

Legg Mason ClearBridge Capital and Income Fund

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face Amount	Security	Value
FNMA - 1.5%
	Federal National Mortgage Association (FNMA):
$544,631	6.500% due 10/1/10-5/1/29 (c)	$588,626
211,315	8.000% due 12/1/12-2/1/31 (c)	215,613
330,555	5.500% due 1/1/14 (c)	352,584
2,064,100	7.000% due 3/15/15-6/1/32 (c)	2,279,473
6,942,406	5.000% due 7/1/18-7/1/38 (c)	7,206,939
238,270	4.500% due 11/1/23 (c)	246,222
31,440	9.000% due 1/1/24 (c)	34,497
610,256	7.500% due 11/1/26-7/1/32 (c)	681,208
39,564	8.500% due 10/1/30 (c)	45,340
129,793	5.146% due 9/1/35 (c)(f)	137,329
400,611	5.554% due 8/1/37 (c)(f)	421,856
1,334,706	6.000% due 7/1/38 (c)	1,410,209
1,500,000	5.000% due 10/14/39-11/12/39 (c)(i)	1,544,766
6,400,000	5.500% due 10/14/39-11/12/39 (c)(i)	6,680,938
2,700,000	6.000% due 10/14/39 (c)(i)	2,848,921
800,000	6.500% due 10/14/39 (c)(i)	855,125

	TOTAL FNMA	25,549,646

GNMA - 0.1%
971,535	Government National Mortgage Association (GNMA), 7.000% due 2/15/24- 12/15/31	1,073,255

	TOTAL MORTGAGE-BACKED SECURITIES (Cost - $41,330,221)	42,959,490

SOVEREIGN BONDS - 0.1%
Russia - 0.0%
39,640	Russian Federation, 7.500% due 3/31/30 (d)	43,430

Supranational - 0.1%
1,200,000	Corporacion Andina de Fomento, Notes, 6.875% due 3/15/12	1,296,990

	TOTAL SOVEREIGN BONDS (Cost - $1,258,209)	1,340,420

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 4.6%
U.S. Government Agencies - 2.5%
475,000	Federal Farm Credit Bank (FFCB), 3.750% due 4/9/10	483,605
	Federal Home Loan Bank (FHLB):
20,000,000	1.050% due 2/23/10	20,061,040
420,000	Bonds, 5.500% due 8/13/14	476,517
	Global Bonds:
6,650,000	1.625% due 7/27/11	6,729,268
300,000	5.500% due 7/15/36	332,480
12,000,000	Federal Home Loan Mortgage Corp. (FHLMC), 0.389% due 5/4/11 (c)(f)	12,012,084
	Federal National Mortgage Association (FNMA):
1,950,000	Notes, 1.750% due 8/10/12 (c)	1,960,247
660,000	Subordinated Notes, 5.250% due 8/1/12 (c)	705,828
190,000	Tennessee Valley Authority, Bonds, 5.980% due 4/1/36	218,955

	Total U.S. Government Agencies	42,980,024

U.S. Government Obligations - 2.1%
	U.S. Treasury Bonds:
20,000	8.750% due 5/15/17	27,714
240,000	3.500% due 2/15/39	217,500
2,260,000	4.250% due 5/15/39	2,338,747
550,000	4.500% due 8/15/39	593,141

See Notes to Schedule of Investments.

Legg Mason ClearBridge Capital and Income Fund

Schedule of Investments (unaudited) (continued)	September 30, 2009

Face Amount	Security	Value
U.S. Government Obligations - 2.1% (continued)
	U.S. Treasury Notes:
$760,000	1.750% due 8/15/12	$768,076
26,190,000	2.625% due 7/31/14	26,636,068
4,810,000	3.000% due 9/30/16	4,830,669
200,000	3.750% due 11/15/18	207,016
700,000	3.125% due 5/15/19	689,008
70,000	3.625% due 8/15/19	71,870
525,000	U.S. Treasury Strip Principal (STRIPS), zero coupon bond to yield 4.350% due 5/15/13	492,500

	Total U.S. Government Obligations	36,872,309

	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $78,907,974)	79,852,333

U.S. TREASURY INFLATION PROTECTED SECURITIES - 0.5%
	U.S. Treasury Bonds, Inflation Indexed:
3,919,266	2.375% due 1/15/27 (j)	4,127,478
2,236,757	2.500% due 1/15/29	2,408,708
26,201	3.875% due 4/15/29	33,815
	U.S. Treasury Notes, Inflation Indexed:
628,392	2.000% due 7/15/14	653,920
879,746	1.625% due 1/15/15	897,341

	TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $7,732,876)	8,121,262

Warrants
WARRANTS - 0.0%
541	Buffets Restaurant Holdings, Expires 4/28/14(a)(b)*	0
455	GT Group Telecom Inc., Class B Shares, Expires 2/1/10(a)(b)(d)*	0

	TOTAL WARRANTS (Cost - $35,918)	0

Contracts
PURCHASED OPTIONS - 0.2%
3,718	S&P 500 Index, Put @ $900.00, Expires 12/19/09	3,680,820
82	U.S. Treasury Notes 10-Year Futures, Put @ $116.50, Expires 11/20/09	55,094

	TOTAL PURCHASED OPTIONS (Cost - $16,013,774)	3,735,914

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $1,589,823,612)	1,533,687,385

Face Amount
SHORT-TERM INVESTMENTS - 10.8%
Repurchase Agreements - 10.8%
$179,150,000	Interest in $435,706,000 joint tri-party repurchase agreement dated 9/30/09 with Barclays Capital Inc., 0.010% due 10/1/09; Proceeds at maturity - $179,150,050; (Fully collateralized by U.S. government obligations, 2.000% due 1/15/14; Market value - $182,733,045)	179,150,000
8,370,000	Interest in $283,602,000 tri-party repurchase agreement dated 9/30/09 with Morgan Stanley, 0.030% due 10/1/09; Proceeds at maturity - $8,370,007; (Fully collateralized by U.S. government obligations, 0.000% due 1/21/10; Market value - $8,582,425)	8,370,000

	TOTAL SHORT-TERM INVESTMENTS (Cost - $187,520,000)	187,520,000

	TOTAL INVESTMENTS - 99.5% (Cost - $1,777,343,612#)	1,721,207,385

See Notes to Schedule of Investments.

Legg Mason ClearBridge Capital and Income Fund

Schedule of Investments (unaudited) (continued)	September 30, 2009

Other Assets in Excess of Liabilities - 0.5%	7,887,718

TOTAL NET ASSETS - 100.0%	$1,729,095,103

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Trustees (See Note 1).

(b)	Illiquid security.

(c)	On September 7, 2008, the Federal Housing Finance Agency placed Fannie Mae (FNMA) and Freddie Mac (FHLMC) into conservatorship.

(d)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(e)	The coupon payment on these securities is currently in default as of September 30, 2009.

(f)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2009.

(g)	Security has no maturity date. The date shown represents the next call date.

(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(i)	This security is traded on a to-be-announced (“TBA”) basis (See Note 1).

(j)	All or a portion of this security is held at the broker as collateral for open futures contracts.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ADR	— American Depositary Receipt
ARM	— Adjustable Rate Mortgage
GSAMP	— Goldman Sachs Alternative Mortgage Products
MLCC	— Merrill Lynch Credit Corporation
PAC	— Planned Amortization Class
STRIPS	— Separate Trading of Registered Interest and Principal Securities

Schedule of Written Options

Contracts	Security	Expiration Date	Strike Price	Value
114	Eurodollar Midcurve 1-Year Futures, Put	11/13/09	$98.00	$37,050
114	Eurodollar Midcurve 1-Year Futures, Put	11/13/09	98.13	47,738

	Total Written Options (Premiums Received - $81,909)			$84,788

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Legg Mason ClearBridge Capital and Income Fund (formerly known as Legg Mason Partners Capital and Income Fund) (the “Fund”), is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Section 820 (formerly Statement of Financial Accounting Standards No. 157) (“ASC Section 820”). ASC Section 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach, income approach and/or cost approach, depending on the type of the security and the particular circumstance.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	Quoted Prices	Other Significant Observable Inputs	Significant Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Common stocks	1,177,779,366	—	—	1,177,779,366
Convertible preferred stocks	—	$29,568,000	—	29,568,000
Preferred stocks	229,706	—	—	229,706
Asset-backed securities	—	10,786,433	—	10,786,433
Collateralized mortgage obligations	—	30,820,162	—	30,820,162

Notes to Schedule of Investments (unaudited) (continued)

Corporate bonds & notes	—	120,397,824	$176,475	120,574,299
Convertible bonds & notes	—	27,920,000	—	27,920,000
Mortgage-backed securities	—	42,959,490	—	42,959,490
Sovereign bonds	—	1,340,420	—	1,340,420
U.S. government & agency obligations	—	79,852,333	—	79,852,333
U.S. treasury inflation protected securities	—	8,121,262	—	8,121,262
Warrants	—	—	0	0
Purchased options	3,735,914	—	—	3,735,914
Total long-term investments	1,181,744,986	351,765,924	176,475	1,533,687,385

Short-term investments†	—	187,520,000	—	187,520,000

Total investments	1,181,744,986	539,285,924	176,475	1,721,207,385

Other financial instruments:

Written Options	(84,788)	—	—	(84,788)
Futures contracts	1,199,405	—	—	1,199,405

Forward currency contracts	—	(120,336)	—	(120,336)
Credit Default Swaps on Credit Indices - Sell‡	—	119,977	—	119,977

Total other financial instruments	1,114,617	(359)	—	1,114,258

Total	$1,182,859,603	$539,285,565	$176,475	$1,722,321,643

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stocks
Investments in Securities	Consumer Discretionary	Consumer Staples	Information Technology	Preferred Stocks	Asset-Backed Securities	Corporate Bonds & Notes	Warrants	TOTAL
Balance as of December 31, 2008	$2	—	—	—	$262,171	$862,500	0	$1,124,673

Accrued premiums/discounts	—	—	—	—	1,399	31,091	—	32,490
Realized gain/(loss)(1)	(948,266)	—	—	$(115)	32,477	(202,860)	$(158,491)	(1,277,255)
Change in unrealized appreciation (depreciation)(2)	948,264	—	—	115	13,518	384,269	158,491	1,504,657

Net purchases (sales)	—	—	—	—	(275,594)	176,475	—	(99,119)
Net transfers in and/or out of Level 3	—	—	—	—	(33,971)	(1,075,000)	—	(1,108,971)

Balance as of September 30, 2009	—	—	—	—	—	$176,475	0	176,475

Net unrealized appreciation (depreciation) for investments in securities still held at September 30, 2009(2)	—	$(175,895)	—	—	$(2,976,697)	$(474,952)	$(35,918)	$(3,663,462)

(1)	This amount is included in net realized gain (loss) from investment transactions.

(2)

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market daily to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of equities, interest rates or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit with a broker cash or cash equivalents in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap Agreements. The Fund may invest in swaps for the purpose of managing their exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation/(depreciation). Gains or losses are realized upon termination of the swap agreement. Periodic payments and premiums received or made by a Fund are recorded as realized gains or losses, respectively. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities held as collateral for swap contracts are identified in the Schedule of Investments. The risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

As disclosed in the Fair Values of Derivatives – Balance Sheet table that follows each Fund’s summary of open swap contracts, the aggregate fair value of credit default swaps in a net liability position as of September 30, 2009 was $575,500. If a defined credit event had occurred as of September 30, 2009, the swaps’ credit-risk-related contingent features would have been triggered and the Fund would have been required to pay up to $14,500,000 less the value of the contracts’ related reference obligations.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the

Notes to Schedule of Investments (unaudited) (continued)

referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where a Fund has exposure to a sovereign issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Mortgage Dollar Rolls. The Fund may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Fund forgoes interest paid on the securities. The Fund maintains a segregated account, the dollar value of which is at least equal to its obligations with respect to dollar rolls.

The Fund executes its mortgage dollar rolls entirely in the to-be-announced (“TBA”) market, where the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into a mortgage dollar roll is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(g) Securities Traded on a To-Be-Announced Basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information is not known, such as the face amount and maturity date and the underlying pool of investments in U.S. government agency mortgage pass-through securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days after purchase. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(h) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. If the index measuring inflation falls, the principal value or interest rate of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these

Notes to Schedule of Investments (unaudited) (continued)

securities (calculated with respect to a smaller principal amount or lower interest rate) will be reduced. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(j) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Stripped Securities. The Fund invests in “Stripped Securities,” a term used collectively for stripped fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. As is the case with all securities, the market value of Stripped Securities will fluctuate in response to changes in economic conditions, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation increases with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(l) Credit and Market Risk. The Fund invests in high yield instruments that are subject to certain credit and market risks. The yields of high yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involves risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

Investments in structured securities which are collateralized by residential real estate mortgages and are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value of these investments resulting in a lack of correlation between their credit ratings and values.

(m) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

At September 30, 2009, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Notes to Schedule of Investments (unaudited) (continued)

Gross unrealized appreciation	$73,995,521
Gross unrealized depreciation	(130,131,748)

Net unrealized depreciation	$(56,136,227)

At September 30, 2009, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Buy:
90 Day Eurodollar	128	3/10	$31,536,601	$31,800,000	$263,399
90 Day Eurodollar	28	6/10	6,915,426	6,932,100	16,674
90 Day Eurodollar	60	9/10	14,743,882	14,795,250	51,368
90 Day Eurodollar	49	12/10	12,027,209	12,035,012	7,803
U.S. Treasury 30-Year Bonds	35	12/09	4,156,989	4,248,125	91,136
U.S. Treasury 2-Year Notes	1	12/09	215,800	216,969	1,169
U.S. Treasury 5-Year Notes	89	12/09	10,158,368	10,332,344	173,976
U.S. Treasury 10-Year Notes	258	12/09	29,934,776	30,528,656	593,880

Net Unrealized Gain on Open Futures Contracts					$1,199,405

During the period ended September 30, 2009, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2008	86	$61,942
Options written	172,656	83,811,436
Options closed	(172,414)	(83,733,632)
Options exercised	(43)	(49,257)
Options expired	(57)	(8,580)

Written options, outstanding September 30, 2009	228	$81,909

At September 30, 2009, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain(Loss)
Contracts to Buy:

British Pound	2,784,000	$4,450,409	11/19/09	$(267,914)
Euro	5,150,000	7,540,125	11/19/09	129,790
Japanese Yen	835,590,000	9,317,169	11/19/09	631,202

				493,078

Contracts to Sell:

British Pound	2,784,000	4,450,409	11/19/09	143,191
Euro	5,960,000	8,726,048	11/19/09	(265,827)
Japanese Yen	835,510,000	9,316,277	11/19/09	(490,778)

				(613,414)

Net Unrealized Loss on Open Forward Foreign Currency Contracts				$(120,336)

At September 30, 2009, the Fund held the following swap contracts:

CREDIT DEFAULT SWAP ON CREDIT INDICES—SELL PROTECTION(1)

Notes to Schedule of Investments (unaudited) (continued)

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT(2)	TERMINATION DATE	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE(3)	UPFRONT PREMIUMS PAID/ (RECEIVED)	UNREALIZED APPRECIATION/ (DEPRECIATION)
Morgan Stanley & Co. Inc. (CDX North America Crossover Index)	$14,500,000	12/20/13	1.500% quarterly	$119,977	$(455,523)	$575,500

‡	Percentage shown is an annual percentage rate.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

At September 30, 2009, the Fund held TBA securities with a total cost of $11,905,930.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Section 815 (formerly Statement of Financial Accounting Standards No. 161) (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2009.

	Futures Contracts		Written Options, at value	Forward Foreign Currency Contracts		Swap Contracts, at value	Total
Primary Underlying Risk Disclosure	Unrealized Appreciation	Unrealized Depreciation		Unrealized Appreciation	Unrealized Depreciation
Interest Rate Contracts	$1,199,405	—	$(84,788)	—	—	—	$1,114,617
Foreign Exchange Contracts	—	—	—	$904,183	$(1,024,519)	—	(120,336)
Credit Contracts	—	—	—	—	—	$119,977	119,977

Total	$1,199,405	—	$(84,788)	$904,183	$(1,024,519)	$119,977	$1,114,258

The Fund had average market values of $26,684,122, $39,518,828, $205,551,915, $1,903,580 and $(30,334,162) in forward foreign currency contracts (to buy), forward foreign currency contracts (to sell), futures contracts (to buy), futures contracts (to sell) and written options, respectively, during the period ended September 30, 2009.

As of September 30, 2009 the Fund did not have any open interest rate swap contracts but had average notional balances of $1,025,700.

As of September 30, 2009 the Fund had average notional balances on credit default swap contracts (to buy protection) and credit default swap contracts (to sell protection) of $78,000 and $14,596,000, respectively.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Partners Equity Trust

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: November 23, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ R. JAY GERKEN
R. Jay Gerken
Chief Executive Officer

Date: November 23, 2009

By	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Chief Financial Officer

Date: November 23, 2009